UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2004

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 274-1000

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
Exhibit Index
Press Release
Press Release

Item 5. Other Events

On May 7, 2004, Sykes Enterprises, Incorporated (the “Company”) issued a press release announcing the appointment of Charles E. Sykes as President of the Company, in addition to his position as Chief Operating Officer. The press release is attached as Exhibit 99.1.

Also, on May 7, 2004, the Company issued a press release announcing the election of Iain A. Macdonald to the Company’s Board of Directors. The press release is attached as Exhibit 99.2.

Item 7. Exhibits

Exhibit 99.1	Press release, dated May 7, 2004, announcing the appointment of Charles E. Sykes as President.

Exhibit 99.2	Press release, dated May 7, 2004, announcing the election of Iain A. Macdonald to the Company’s Board of Directors.

(Remainder of page intentionally left blank.)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ W. Michael Kipphut

W. Michael Kipphut Group Executive, Senior Vice President — Finance

Date: May 10, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 7, 2004, announcing the appointment of Charles E. Sykes as President.

99.2	Press release, dated May 7, 2004, announcing the election of Iain A. Macdonald to the Company’s Board of Directors.